                                                                  EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alliance Resource Partners, L.P. (the "Partnership") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph
W. Craft III, President and Chief Executive Officer of Alliance Resource Management GP, LLC, the managing general partner of the Partnership, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Partnership.



ALLIANCE RESOURCE PARTNERS, L.P.


By:   Alliance Resource Management GP, LLC
      its managing general partner


By:   /s/ Joseph W. Craft III
      ------------------------------------------
      Joseph W. Craft III
      President and Chief Executive Officer

      Date: August 9, 2002


The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate document.